Exhibit 99.2

Unaudited

AmSouth Bancorporation

CONSOLIDATED QUARTERLY STATEMENTS OF EARNINGS

($ in thousands, except per share data)

	2006			2005
	September 30	June 30	March 31	December 31	September 30
INTEREST INCOME
Loans	$632,556	$598,190	$558,610	$524,840	$481,387
Available-for-sale securities	73,297	72,156	69,301	71,646	69,887
Held-to-maturity securities	63,374	65,100	66,513	67,092	68,828
Trading securities	398	339	414	350	278
Loans held for sale	7,048	5,162	4,905	6,296	5,675
Other interest-earning assets	1,111	696	687	680	459

Total interest income	777,784	741,643	700,430	670,904	626,514

INTEREST EXPENSE
Interest-bearing demand	44,052	42,051	36,394	26,780	23,748
Money market and savings deposits	56,795	51,159	44,212	43,981	42,394
Time deposits	136,571	111,090	96,950	88,021	79,496
Foreign deposits	15,644	11,365	10,851	13,154	11,084
Federal funds purchased and securities sold under agreements to repurchase	44,273	40,878	38,655	30,926	23,497
Other borrowed funds	23,145	11,887	7,376	5,561	4,563
Long-term Federal Home Loan Bank advances	23,511	25,324	24,853	26,621	31,193
Other long-term debt	45,039	45,104	43,419	43,710	35,806

Total interest expense	389,030	338,858	302,710	278,754	251,781

NET INTEREST INCOME	388,754	402,785	397,720	392,150	374,733
Provision for loan and lease losses	25,500	24,000	27,300	20,850	34,800

NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	363,254	378,785	370,420	371,300	339,933

NONINTEREST REVENUES
Service charges on deposit accounts	102,938	103,308	95,105	95,388	95,141
Trust income	23,614	24,124	23,763	23,354	29,439
Consumer investment services income	23,109	24,139	21,942	18,312	18,668
Interchange income	26,235	25,714	24,735	24,657	22,884
Commercial credit fee income	12,231	10,768	11,480	10,478	12,178
Bank owned life insurance policies	11,290	11,294	10,983	10,793	11,386
Mortgage income	3,549	3,345	3,388	2,046	5,873
Portfolio income	2,495	203	592	684	301
Net gain on sale of mutual fund management unit	-0-	-0-	-0-	-0-	44,007
Other noninterest revenues	42,946	28,486	27,695	31,232	19,772

Total noninterest revenues	248,407	231,381	219,683	216,944	259,649

NONINTEREST EXPENSES
Salaries and employee benefits	193,106	192,446	184,152	174,027	174,055
Net occupancy	39,854	38,760	38,834	38,039	38,342
Equipment	31,643	31,763	31,358	31,200	31,876
Postage and office supplies	9,741	9,833	9,653	9,397	10,071
Marketing	8,471	12,002	13,260	7,609	10,698
Professional fees	4,999	8,019	6,342	13,990	12,130
Communications	6,123	5,971	6,120	6,038	6,027
Amortization of intangibles	419	487	541	613	637
Other noninterest expenses	41,346	40,274	39,742	39,646	53,069

Total noninterest expenses	335,702	339,555	330,002	320,559	336,905

INCOME BEFORE INCOME TAXES	275,959	270,611	260,101	267,685	262,677
Income taxes	88,303	85,930	79,110	85,552	82,349

NET INCOME	$187,656	$184,681	$180,991	$182,133	$180,328

Weighted-average common shares outstanding - basic	343,295	344,647	345,433	347,201	349,346
Earnings per common share - basic	$0.55	$0.54	$0.52	$0.52	$0.52
Weighted-average common shares outstanding - diluted	348,842	349,647	350,743	351,811	354,654
Earnings per common share - diluted	$0.54	$0.53	$0.52	$0.52	$0.51

Unaudited

AmSouth Bancorporation

QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES

(Taxable equivalent basis, $ in thousands)

	Three Months Ended September 30, 2006			Three Months Ended June 30, 2006			Three Months Ended March 31, 2006			Three Months Ended December 31, 2005			Three Months Ended September 30, 2005
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$20,041,751	$354,348	7.01%	$19,492,112	$331,471	6.82%	$18,872,184	$304,439	6.54%	$17,890,194	$280,487	6.22%	$17,055,819	$253,640	5.90%
Residential first mortgages	6,218,410	84,542	5.39%	6,078,445	80,488	5.31%	6,070,856	79,599	5.32%	5,914,872	77,532	5.20%	5,685,620	72,459	5.06%
Equity loans and lines	8,101,139	147,808	7.24%	8,073,014	142,212	7.07%	7,970,946	131,595	6.70%	7,639,452	120,742	6.27%	7,443,993	108,869	5.80%
Dealer indirect	2,941,628	41,920	5.65%	2,940,262	40,070	5.47%	2,992,386	39,302	5.33%	3,088,347	42,090	5.41%	3,110,615	41,898	5.34%
Other consumer	421,929	10,355	9.74%	429,132	10,290	9.62%	438,152	10,057	9.31%	460,687	10,323	8.89%	469,482	10,841	9.16%

Total loans net of unearned income (1)	37,724,857	638,973	6.72%	37,012,965	604,531	6.55%	36,344,524	564,992	6.30%	34,993,552	531,174	6.02%	33,765,529	487,707	5.73%
Available-for-sale securities, amortized cost	6,178,600	73,877	4.74%	6,089,613	72,701	4.79%	5,961,800	69,828	4.75%	6,076,977	72,197	4.71%	6,065,719	70,403	4.60%
Market valuation on AFS securities	(238,066)			(250,466)			(168,590)			(160,331)			(74,193)

Total available-for-sale securities (2)	5,940,534			5,839,147			5,793,210			5,916,646			5,991,526
Held-to-maturity securities	5,284,456	67,292	5.05%	5,436,554	69,019	5.09%	5,568,989	70,448	5.13%	5,715,159	71,046	4.93%	5,903,899	72,788	4.89%

Total investment securities (3)	11,224,990	141,169	4.89%	11,275,701	141,720	4.93%	11,362,199	140,276	4.93%	11,631,805	143,243	4.82%	11,895,425	143,191	4.75%
Other interest-earning assets	543,827	8,557	6.24%	398,167	6,197	6.24%	519,175	6,006	4.69%	587,653	7,326	4.95%	541,115	6,412	4.70%

Total interest-earning assets (3)	49,493,674	788,699	6.29%	48,686,833	752,448	6.17%	48,225,898	711,274	5.96%	47,213,010	681,743	5.71%	46,202,069	637,310	5.46%
Cash and due from banks	1,081,179			1,103,675			1,141,977			1,172,698			1,160,908
Other assets	3,824,407			3,748,418			3,699,438			3,671,435			3,640,629
Allowance for loan and lease losses	(360,619)			(356,863)			(358,606)			(383,889)			(368,025)

	$54,038,641			$53,182,063			$52,708,707			$51,673,254			$50,635,581

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand	$7,160,875	44,052	2.44%	$7,540,377	42,051	2.24%	$7,590,274	36,394	1.94%	$6,873,532	26,780	1.55%	$6,809,041	23,748	1.38%
Money market and savings deposits	9,120,176	56,795	2.47%	9,397,229	51,159	2.18%	9,497,343	44,212	1.89%	9,785,221	43,981	1.78%	9,870,250	42,394	1.70%
Time deposits (4)	11,799,817	136,571	4.59%	10,742,768	111,090	4.15%	10,284,695	96,950	3.82%	9,790,672	88,021	3.57%	9,520,049	79,496	3.31%
Foreign deposits	1,713,603	15,644	3.62%	1,438,551	11,365	3.17%	1,417,848	10,851	3.10%	1,717,237	13,154	3.04%	1,649,554	11,084	2.67%
Federal funds purchased and securities sold under agreements to repurchase	4,053,304	44,273	4.33%	3,993,545	40,878	4.11%	4,103,167	38,655	3.82%	3,641,774	30,926	3.37%	3,286,028	23,497	2.84%
Other interest-bearing liabilities (4)	7,019,737	91,695	5.18%	6,730,475	82,315	4.91%	6,496,420	75,648	4.72%	6,634,179	75,892	4.54%	6,661,718	71,562	4.26%

Total interest-bearing liabilities	40,867,512	389,030	3.78%	39,842,945	338,858	3.41%	39,389,747	302,710	3.12%	38,442,615	278,754	2.88%	37,796,640	251,781	2.64%

Net interest spread (3)			2.51%			2.76%			2.84%			2.83%			2.82%

Noninterest-bearing demand deposits	7,649,345			7,948,217			7,956,264			7,949,605			7,565,672
Other liabilities (4)	1,856,297			1,793,789			1,786,204			1,732,468			1,700,464
Shareholders’ equity	3,665,487			3,597,112			3,576,492			3,548,566			3,572,805

	$54,038,641			$53,182,063			$52,708,707			$51,673,254			$50,635,581

Net interest income/margin on a taxable equivalent basis (3)		399,669	3.19%		413,590	3.39%		408,564	3.42%		402,989	3.37%		385,529	3.31%

Taxable equivalent adjustment:(5)
Loans		6,417			6,341			6,382			6,334			6,320
Available-for-sale securities		580			545			527			551			516
Held-to-maturity securities		3,918			3,919			3,935			3,954			3,960
Total taxable equivalent adjustment		10,915			10,805			10,844			10,839			10,796

Net interest income		$388,754			$402,785			$397,720			$392,150			$374,733

NOTES:
(1)	Loans net of unearned income includes nonaccrual loans for all periods presented.
(2)	Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.
(3)	The yield calculation for available-for-sale securities, total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available-for-sale securities.
(4)	Statement 133 valuation adjustments related to time deposits and other interest-bearing liabilites are included in other liabilities.
(5)	The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.

Unaudited

AmSouth Bancorporation

CONSOLIDATED PERIOD-END BALANCE SHEETS

($ in thousands)

	2006			2005
	September 30	June 30	March 31	December 31	September 30
ASSETS
Cash and due from banks	$1,048,007	$1,233,527	$1,110,025	$1,307,043	$1,223,228
Trading securities	7,603	4,553	5,672	30,419	39,186
Available-for-sale securities	5,895,076	6,000,551	5,854,279	5,989,989	6,033,746
Held-to-maturity securities	5,230,239	5,388,911	5,540,409	5,679,494	5,821,967
Loans held for sale	495,348	371,034	276,420	406,553	460,816
Loans net of unearned income:
Commercial and industrial	6,167,426	6,046,262	6,068,331	6,173,403	6,041,712
Commercial loans - secured by real estate	3,312,202	3,207,313	2,921,517	2,700,353	2,489,973
Commercial leases	2,529,068	2,459,612	2,379,465	2,370,986	2,342,161
Commercial real estate mortgages	3,007,776	3,085,297	3,068,493	3,203,030	3,083,242
Real estate construction	5,320,873	5,005,958	4,827,188	4,085,369	3,508,763
Residential first mortgages	6,262,729	6,180,230	6,078,210	6,016,157	5,826,851
Equity loans and lines	8,070,447	8,113,323	8,022,254	7,859,133	7,479,750
Dealer indirect	2,935,549	2,941,639	2,960,112	3,047,117	3,116,305
Other consumer	404,901	414,459	412,378	442,391	446,412

Total loans net of unearned income	38,010,971	37,454,093	36,737,948	35,897,939	34,335,169
Allowance for loan and lease losses	(368,695)	(359,092)	(352,242)	(366,695)	(384,647)
Other interest-earning assets	109,175	153,858	76,445	68,000	88,476
Premises and equipment, net	1,327,616	1,256,266	1,227,287	1,200,114	1,088,322
Cash surrender value - bank owned life insurance	1,190,729	1,179,535	1,167,701	1,156,265	1,144,048
Goodwill and other intangibles	293,147	294,344	295,736	296,582	298,205
Accrued interest receivable and other assets	1,033,584	952,234	918,482	941,407	956,869

	$54,272,800	$53,929,814	$52,858,162	$52,607,110	$51,105,385

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$7,582,057	$8,188,068	$8,291,134	$8,233,137	$8,022,022
Interest-bearing demand	7,139,342	7,602,285	7,826,012	7,299,655	6,838,125
Money market and savings	8,957,921	9,226,388	9,561,009	9,513,548	9,928,034
Time	12,436,005	10,736,886	10,424,392	9,928,485	9,710,125
Foreign	1,487,576	1,683,873	1,016,771	1,373,557	1,181,819

Total deposits	37,602,901	37,437,500	37,119,318	36,348,382	35,680,125
Federal funds purchased and securities sold under agreements to repurchase	4,573,529	3,628,577	3,923,273	4,404,262	3,374,744
Other borrowed funds	1,486,790	1,839,609	493,673	511,625	681,618
Long-term Federal Home Loan Bank advances	1,677,302	1,828,225	1,930,927	1,958,730	2,388,222
Other long-term debt	3,144,206	3,717,683	3,947,960	4,025,941	3,634,730

Total deposits and interest-bearing liabilities	48,484,728	48,451,594	47,415,151	47,248,940	45,759,439
Accrued expenses and other liabilities	1,959,227	1,899,159	1,825,269	1,723,593	1,768,491

Total liabilities	50,443,955	50,350,753	49,240,420	48,972,533	47,527,930

Shareholders’ equity:
Preferred stock	-0-	-0-	-0-	-0-	-0-
Common stock	416,339	416,606	416,719	416,706	416,723
Additional paid-in capital	760,995	752,491	743,634	738,011	734,850
Retained earnings	4,086,913	3,999,804	3,917,314	3,844,183	3,755,478
Treasury stock	(1,295,036)	(1,361,881)	(1,267,610)	(1,208,874)	(1,196,160)
Deferred compensation on restricted stock	-0-	-0-	-0-	(14,083)	(14,733)
Accumulated other comprehensive loss	(140,366)	(227,959)	(192,315)	(141,366)	(118,703)

Total shareholders’ equity	3,828,845	3,579,061	3,617,742	3,634,577	3,577,455

	$54,272,800	$53,929,814	$52,858,162	$52,607,110	$51,105,385

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS

($ in thousands)

	Three Months Ended
	2006			2005
NET CHARGE-OFFS/(RECOVERIES)	September 30	June 30	March 31	December 31	September 30
Commercial:
Commercial & industrial	$8,595	$10,789	$6,760	$29,154	$5,674
Commercial loans - secured by real estate	374	(25)	377	559	2
Commercial leases	-0-	(30)	26,904	582	263

Total commercial	8,969	10,734	34,041	30,295	5,939

Commercial real estate:
Commercial real estate mortgages	546	229	580	(22)	(9)
Real estate construction	(527)	32	2	(2)	20

Total commercial real estate	19	261	582	(24)	11

Consumer:
Residential first mortgages	349	572	379	648	239
Equity loans and lines	1,631	2,067	2,888	2,588	3,313
Dealer indirect	1,664	324	1,492	2,412	2,472
Other consumer	3,265	3,192	2,371	2,883	3,805

Total consumer	6,909	6,155	7,130	8,531	9,829

	$15,897	$17,150	$41,753	$38,802	$15,779

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (Annualized)
Commercial:
Commercial & industrial	0.56%	0.71%	0.45%	1.91%	0.38%
Commercial loans - secured by real estate	0.05	0.00	0.05	0.09	0.00
Commercial leases	0.00	0.00	4.60	0.10	0.05

Total commercial	0.30	0.37	1.22	1.09	0.22

Commercial real estate:
Commercial real estate mortgages	0.07	0.03	0.08	0.00	0.00
Real estate construction	(0.04)	0.00	0.00	0.00	0.00

Total commercial real estate	0.00	0.01	0.03	0.00	0.00

Consumer:
Residential first mortgages	0.02	0.04	0.03	0.04	0.02
Equity loans and lines	0.08	0.10	0.15	0.13	0.18
Dealer indirect	0.22	0.04	0.20	0.31	0.32
Other consumer	3.07	2.98	2.19	2.48	3.22

Total consumer	0.16	0.14	0.17	0.20	0.23

	0.17%	0.19%	0.47%	0.44%	0.19%

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS (continued)

($ in thousands)

	2006			2005
NONPERFORMING LOANS*	September 30	June 30	March 31	December 31	September 30
Commercial:
Commercial & industrial	$37,204	$41,774	$36,967	$39,542	$44,014
Commercial loans - secured by real estate	16,196	17,515	16,267	17,838	15,748
Commercial leases	15,571	3,438	1,689	27,374	1,871

Total commercial	68,971	62,727	54,923	84,754	61,633

Commercial real estate:
Commercial real estate mortgages	12,850	7,813	3,886	4,498	4,668
Real estate construction	6,560	4,080	7,681	2,946	2,121

Total commercial real estate	19,410	11,893	11,567	7,444	6,789

Consumer:
Residential first mortgages	10,388	18,547	15,871	8,817	10,542
Equity loans and lines	835	1,724	1,787	1,965	1,404
Dealer indirect	1	1	2	1	24
Other consumer	-0-	-0-	-0-	-0-	29

Total consumer	11,224	20,272	17,660	10,783	11,999

	$99,605	$94,892	$84,150	$102,981	$80,421

_________

* Exclusive of accruing loans 90 days past due.

ACCRUING LOANS 90 DAYS PAST DUE	2006			2005
	September 30	June 30	March 31	December 31	September 30
Commercial:
Commercial & industrial	$495	$334	$269	$1,258	$1,665
Commercial loans - secured by real estate	238	41	476	36	1,023
Commercial leases	-0-	-0-	-0-	-0-	-0-

Total commercial	733	375	745	1,294	2,688

Commercial real estate:
Commercial real estate mortgages	-0-	41	187	656	72
Real estate construction	-0-	145	187	122	978

Total commercial real estate	-0-	186	374	778	1,050

Consumer:
Residential first mortgages	21,430	16,947	19,983	20,962	19,688
Equity loans and lines	27,431	23,671	25,684	26,762	25,279
Dealer indirect	1,738	1,438	1,483	3,065	2,644
Other consumer	881	925	939	1,144	1,055

Total consumer	51,480	42,981	48,089	51,933	48,666

	$52,213	$43,542	$49,208	$54,005	$52,404

Unaudited

AmSouth Bancorporation

OTHER INFORMATION

	2006			2005
REGULATORY CAPITAL RATIOS	September 30*	June 30	March 31	December 31	September 30
Tier 1 capital ratio
AmSouth	7.82%	7.51%	7.66%	7.71%	7.90%
AmSouth Bank	8.30	8.02	8.20	8.47	8.80

Total capital ratio
AmSouth	10.98%	10.71%	10.91%	11.26%	11.31%
AmSouth Bank	11.01	10.75	10.97	11.45	11.97

Leverage ratio
AmSouth	6.90%	6.62%	6.68%	6.74%	6.72%
AmSouth Bank	7.32	7.06	7.13	7.41	7.49

* Third quarter 2006 regulatory capital ratios based on preliminary data.